Non-Current Assets by Region (Tables)	12 Months Ended
Dec. 31, 2024
Non-Current Assets by Region
Schedule of non-current assets by region

€ millions	2024	2023
Germany	7,351	7,117
Rest of EMEA	6,781	5,902
EMEA	14,132	13,019
United States	26,840	25,236
Rest of Americas	511	526
Americas	27,351	25,762
India	405	361
Rest of APJ	952	809
APJ	1,356	1,170
SAP Group	42,839	39,951

The increase in non-current assets in the rest of EMEA region is primarily due to the acquisition of WalkMe. For more information, see Note (D.1). The increase in the United States region is primarily due to foreign currency exchange differences for goodwill. For more information, see Note (D.2).